UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

SunPower Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1403 N. Research Way, Orem UT	84097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 299-4943

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2026, SunPower Inc. (the “Company”) issued a press release announcing its preliminary unaudited financial results for the first quarter of fiscal 2026 (“Q12026”) (the “Preliminary Results”) and certain updated guidance for 2026 (the “Updated Guidance”). The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Wendell Laidley Resignation

On May 7, 2026, Wendell Laidley resigned from his position as Chief Financial Officer of the Company. In connection with Mr. Laidley’s resignation, Thurman J. Rodgers (the Company’s Chief Executive Officer) was appointed as the Company’s Principal Financial Officer, pending the Company’s appointment of a replacement Chief Financial Officer.

Appointment of Bernard Gutmann as Director

On May 8, 2026, the Board of Directors (the (“Board”) of the Company appointed Bernard Gutmann to serve as a director of the Company and as a member of the Audit Committee, effective immediately. Mr. Gutmann will serve an initial term that will expire at the Company’s 2026 annual meeting of stockholders, when he will be up for election for another term.

There are no transactions and no proposed transactions between Mr. Gutmann (or any member of his immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Mr. Gutmann and any other person or entity pursuant to which Mr. Gutmann was appointed as a director of the Company.

Mr. Gutmann will receive the same compensation and indemnification as the Company’s other non-employee directors. The compensation paid to the Company’s directors is described in the Company’s proxy statement filed with the Securities and Exchange Commission on May 1, 2025.

Item 7.01. Regulation FD Disclosure

The information furnished in Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Preliminary and Unaudited Financial Results

The Preliminary Results and Updated Guidance are preliminary and subject to the Company’s Q12026 financial closing, accounting and reporting processes, as well as the Company’s actual performance. As a result, the Preliminary Results and Updated Guidance may change, including in connection with the finalization of the Company’s financial closing, accounting and reporting processes, and they may not represent, as applicable, the actual financial results for Q12026 or actual performance during 2026. In addition, the Preliminary Results and the Updated Guidance are not a comprehensive statement of the Company’s financial results for Q1 2026, 2026 or any other period, should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of the Company’s results for any future period. The Company undertakes no obligation to update the Preliminary Results or the Updated Guidance provided in Exhibit 99.1

Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (“GAAP”), the Preliminary Results include certain financial measures that are not prepared in accordance with GAAP (“non-GAAP”). Management of the Company believes the non-GAAP financial measures included in the Preliminary Results, in addition to GAAP financial measures, are useful measures of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s operating performance (as further detailed in the press release furnished as Exhibit 99.1), which facilitates the analysis of the Company’s core operating results across reporting periods. Such non-GAAP financial measures do not replace the presentation of the Company’s GAAP financial results and should only be used as a supplement to, not as a substitute for, the Company’s financial results presented in accordance with GAAP. Descriptions of and reconciliations of the non-GAAP financial measures used in the press release furnished as Exhibit 99.1 are included in such exhibit and related footnotes. Investors should carefully consider the GAAP results presented in the press release furnished as Exhibit 99.1, as well as the Company’s preliminary non-GAAP information and the reconciliations between these presentations included in the press release furnished as Exhibit 99.1, to more fully understand the Company’s business. Non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Forward Looking Statements

This Current Report and the exhibit incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the Company and its industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “preliminary,” “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “in the process”, “focus,” “forecast,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” and “pursue” or the negative of these terms or similar expressions. Forward-looking statements in this Current Report and the exhibit incorporated by reference herein include, without limitation: the Company’s Q12026 Preliminary Results, 2026 revenue and operating income projections and the Updated Guidance; the Company’s expectations regarding its Q12026 and fiscal 2026 financial performance; the anticipated timing for the filing of the Form 10-Q for Q12026 and the restatements for Q12025, Q22025 and Q32025; the Company’s expectations regarding the timing of and its ability to raise additional capital, including with respect to any debt and equity deals that may currently be in progress; and expectations and plans relating to cost control efforts and headcount reductions. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, the Company’s ability to implement further headcount reductions and cost controls, the Company’s ability to raise capital and maintain expected cash balances, any adjustments, changes or revisions to the Company’s financial results arising from its financial closing procedures, the completion of the Company’s financial statements for Q12026 and the filing of the related Form 10-Q for Q12026, the completion of the restatements for Q12025, Q22025 and Q32025, and other risks and uncertainties applicable to the Company’s business. For additional information on these risks and uncertainties and other potential factors that could affect the Company’s business and financial results or cause actual results to differ from the results predicted, readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the SEC on April 14, 2026, the Company’s quarterly reports on Form 10-Q filed with the SEC and other documents that we have filed with, or will file with, the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements in this press release speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2026	SunPower Inc.

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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